                                                                   EXHIBIT 10.10

                               PROMISSORY NOTE B-3

$2,500,000.00                                                 New York, New York
                                                                 August 19, 2003

         FOR VALUE RECEIVED, each of the entities set forth on Schedule A annexed hereto, jointly and severally, as maker, having its principal place of business at 27442 Portola Parkway, Suite 200, Foothill Ranch, California 92610 (collectively, "BORROWER"), hereby unconditionally promises to pay to the order of COLUMN FINANCIAL, INC., a Delaware corporation, as lender, having an address at 11 Madison Avenue, New York, New York 10010 ("LENDER"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND and No/100 DOLLARS ($2,500,000.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Promissory Note B-3 at the Applicable Interest Rate, and to be paid in accordance with the terms of this Promissory Note B-3 and that certain Loan Agreement, dated the date hereof, between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

                           ARTICLE 1: PAYMENT TERMS

         Borrower agrees to pay the principal sum of this Promissory Note B-3 and interest on the unpaid principal sum of this Promissory Note B-3 from time to time outstanding at the rates and at the times specified in Article 2 of the Loan Agreement and the outstanding balance of the principal sum of this Promissory Note B-3 and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

                      ARTICLE 2: DEFAULT AND ACCELERATION

         The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Promissory Note B-3 is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

                           ARTICLE 3: LOAN DOCUMENTS

         This Promissory Note B-3 is secured by the Mortgages and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgages and the other Loan Documents are hereby made part of this Promissory Note B-3 to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Promissory Note B-3 and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

                           ARTICLE 4: SAVINGS CLAUSE

         Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender and (c) if through any contingency or event Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender.

                           ARTICLE 5: NO ORAL CHANGE

         This Promissory Note B-3 may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                              ARTICLE 6: WAIVERS

         Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Promissory Note B-3 or any installment hereof, and no alteration, amendment or waiver of any provision of this Promissory Note B-3, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Promissory Note B-3, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Promissory Note B-3, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising the partnership, and the term "BORROWER," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "BORROWER" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. If any Borrower is a limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the members comprising the limited liability company, and the term "BORROWER" as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and their members shall not thereby be released from any liability. Nothing in the foregoing three sentences shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, corporation or limited liability company, as applicable, which may be set forth in the Loan Agreement or any other Loan Document.

                              ARTICLE 7: TRANSFER

         Upon the transfer of this Promissory Note B-3, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                            ARTICLE 8: EXCULPATION

         The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Promissory Note B-3 to the same extent and with the same force as if fully set forth herein.

                           ARTICLE 9: GOVERNING LAW

         This Promissory Note B-3 shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

                              ARTICLE 10: NOTICES

         All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

                         [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note B-3 as of the day and year first above written.

                       BRIARCLIFF NURSING AND REHABILITATION CENTER, LP

                       By: Briarcliff Nursing and Rehabilitation Center GP,
                           LLC, its general partner

                       CALIFORNIA SECURED RESOURCES, LLC

                       CAREHOUSE HEALTHCARE CENTER, LLC

                       CLAIRMONT BEAUMONT, LP

                       By: Clairmont Beaumont GP, LLC, its general partner

                       CLAIRMONT LONGVIEW, LP

                       By: Clairmont Longview GP, LLC, its general partner

                       COLONIAL NEW BRAUNFELS CARE CENTER, LP

                       By: Colonial New Braunfels GP, LLC, its general partner

                       COLONIAL TYLER CARE CENTER, LP

                       By: Colonial Tyler GP, LLC, its general partner

                       COMANCHE NURSING CENTER, LP

                       By: Comanche Nursing Center GP, LLC, its general partner

                       CORONADO NURSING CENTER, LP

                       By: Coronado Nursing Center GP, LLC, its general partner

                       DEVONSHIRE CARE CENTER, LLC

                       FLATONIA OAK MANOR, LP

                       By: Flatonia Oak Manor GP, LLC, its general partner

                       FOUNTAIN CARE CENTER, LLC

                       FOUNTAIN SENIOR ASSISTED LIVING, LLC

                       GUADALUPE VALLEY NURSING CENTER, LP

                       By: Guadalupe Valley Nursing Center GP, LLC, its
                           general partner

                       HALLETTSVILLE REHABILITATION AND NURSING CENTER, LP

                       By: Hallettsville Rehabilitation GP, LLC, its general
                           partner

                       HOSPITALITY NURSING AND REHABILITATION CENTER, LP

                       By: Hospitality Nursing GP, LLC, its general partner

                       LIVE OAK NURSING CENTER, LP

                       By: Live Oak Nursing Center GP, LLC, its general
                           partner

                       MONUMENT REHABILITATION AND NURSING CENTER, LP

                       By: Monument Rehabilitation GP, LLC, its general
                           partner

                       OAK CREST NURSING CENTER, LP

                       By: Oak Crest Nursing Center GP, LLC, its general
                           partner

                       OAKLAND MANOR NURSING CENTER, LP

                       By: Oakland Manor GP, LLC, its general partner

                       SHG SECURED RESOURCES, LP

                       By: Secured Resource Management GP, LLC, its general
                           partner

                       SOUTHWOOD CARE CENTER, LP

                       By: Southwood Care Center GP, LLC, its general partner

                       SPRING SENIOR ASSISTED LIVING, LLC

                       TEXAS CITYVIEW CARE CENTER, LP

                       By: Texas Cityview Care Center GP, LLC, its general
                           partner

                       TEXAS HERITAGE OAKS NURSING AND REHABILITATION
                       CENTER, LP

                       By: Texas Heritage Oaks Nursing and Rehabilitation
                           Center GP, LLC, its general partner

                       TEXAS SECURED RESOURCES, LLC

                       THE CLAIRMONT TYLER, LP

                       By: The Clairmont Tyler GP, LLC, its general partner

                       THE EARLWOOD, LLC

                       TOWN AND COUNTRY MANOR, LP

                       By: Town and Country Manor GP, LLC, its general partner

                       VALLEY HEALTHCARE CENTER, LLC

                       VILLA MARIA HEALTHCARE CENTER, LLC

                       WEST SIDE CAMPUS OF CARE, LP

                       By: West Side Campus of Care GP, LLC, its general
                           partner

                       WILLOW CREEK HEALTHCARE CENTER, LLC

                       By: \s\ Roland G. Rapp
                           ------------------------------
                           Name: Roland G. Rapp
                           Title: Secretary

                                   SCHEDULE A

                            PROPERTIES AND BORROWERS

                                                                                                 BORROWERS
---------------------------------------------------------------------------------------------------------------------------------
                                   TYPE OF
         INDIVIDUAL PROPERTIES     FACILITY      COUNTY        STATE         OPERATOR         FEE OWNERS        MASTER LESSEE
---------------------------------------------------------------------------------------------------------------------------------
1.     Carehouse Care Center         SNF      Orange            CA      Carehouse           SHG Secured        California Secured
                                                                        Healthcare Center,  Resources, LP      Resources, LLC
                                                                        LLC
---------------------------------------------------------------------------------------------------------------------------------
2.     Devonshire Care Center        SNF      Riverside         CA      Devonshire Care     SHG Secured        California Secured
                                                                        Center, LLC         Resources, LP      Resources, LLC
---------------------------------------------------------------------------------------------------------------------------------
3.     Fountain Care Center          SNF      Orange            CA      Fountain Care       SHG Secured        California Secured
                                                                        Center, LLC         Resources, LP      Resources, LLC
---------------------------------------------------------------------------------------------------------------------------------
4.     Fountain Senior Assisted      ALF      Orange            CA      Fountain Senior     SHG Secured        California Secured
       Living                                                           Assisted Living,    Resources, LP      Resources, LLC
                                                                        LLC
---------------------------------------------------------------------------------------------------------------------------------
5.     Spring Assisted Living        ALF      Los Angeles       CA      Spring Senior       SHG Secured        California Secured
       and Retirement                                                   Assisted Living,    Resources, LP      Resources, LLC
                                                                        LLC
---------------------------------------------------------------------------------------------------------------------------------
6.     Earlwood Care Center          SNF      Los Angeles       CA      The Earlwood, LLC   SHG Secured        California Secured
                                                                                            Resources, LP      Resources, LLC
---------------------------------------------------------------------------------------------------------------------------------
7.     Valley Health Care Center     SNF      Fresno            CA      Valley Healthcare   SHG Secured        California Secured
                                                                        Center, LLC         Resources, LP      Resources, LLC
---------------------------------------------------------------------------------------------------------------------------------
8.     Villa Maria Care Center       SNF      Santa Barbara     CA      Villa Maria         SHG Secured        California Secured
                                                                        Healthcare Center,  Resources, LP      Resources, LLC
                                                                        LLC
---------------------------------------------------------------------------------------------------------------------------------
9.     Willow Creek Health Care      SNF      Fresno            CA      Willow Creek        SHG Secured        California Secured
       Center                                                           Healthcare Center,  Resources, LP      Resources, LLC
                                                                        LLC
---------------------------------------------------------------------------------------------------------------------------------
10.    Briarcliff Nursing and        SNF      Hidalgo           TX      Briarcliff Nursing  SHG Secured        Texas Secured
       Rehabilitation Center                                            and Rehabilitation  Resources, LP      Resources, LLC
                                                                        Center, LP
---------------------------------------------------------------------------------------------------------------------------------
11.    Clairmont Nursing Home        SNF      Jefferson         TX      Clairmont           SHG Secured        Texas Secured
       (Beaumont)                                                       Beaumont, LP        Resources, LP      Resources, LLC
---------------------------------------------------------------------------------------------------------------------------------
12.    Clairmont Nursing Home        SNF      Gregg             TX      Clairmont           SHG Secured        Texas Secured
       (Longview)                                                       Longview, LP        Resources, LP      Resources, LLC
---------------------------------------------------------------------------------------------------------------------------------
13.    Colonial Manor Care           SNF      Comal             TX      Colonial New        SHG Secured        Texas Secured
       Center                                                           Braunfels Care      Resources, LP      Resources, LLC
                                                                        Center, LP
---------------------------------------------------------------------------------------------------------------------------------
14.    Colonial Manor (Tyler)        SNF      Smith             TX      Colonial Tyler      SHG Secured        Texas Secured
                                                                        Care Center, LP     Resources, LP      Resources, LLC
---------------------------------------------------------------------------------------------------------------------------------

                                                                                              BORROWERS
-----------------------------------------------------------------------------------------------------------------------------
                                   TYPE OF
         INDIVIDUAL PROPERTIES     FACILITY      COUNTY        STATE         OPERATOR         FEE OWNERS        MASTER LESSEE
-----------------------------------------------------------------------------------------------------------------------------
15.    Comanche Trail Nursing        SNF      Howard            TX      Comanche Nursing    SHG Secured        Texas Secured
       Center                                                           Center, LP          Resources, LP      Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
16.    Coronado Nursing Center       SNF      Taylor            TX      Coronado Nursing    SHG Secured        Texas Secured
                                                                        Center, LP          Resources, LP      Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
17.    Oak Manor Nursing Center      SNF      Fayetee           TX      Flatonia Oak        SHG Secured        Texas Secured
                                                                        Manor, LP           Resources, LP      Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
18.    Guadalupe Valley Nursing      SNF      Guadalupe         TX      Guadalupe Valley    SHG Secured        Texas Secured
       Center                                                           Nursing Center, LP  Resources, LP      Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
19.    Hallettsville Nursing         SNF      Lavaca            TX      Hallettsville       SHG Secured        Texas Secured
       Center                                                           Rehabilitation and  Resources, LP      Resources, LLC
                                                                        Nursing Center, LP
-----------------------------------------------------------------------------------------------------------------------------
20.    Lubbock Hospitality House     SNF      Lubbock           TX      Hospitality         SHG Secured        Texas Secured
                                                                        Nursing and         Resources, LP      Resources, LLC
                                                                        Rehabilitation
                                                                        Center, LP
-----------------------------------------------------------------------------------------------------------------------------
21.    Live Oak Nursing Center       SNF      Live Oak          TX      Live Oak Nursing    SHG Secured        Texas Secured
                                                                        Center, LP          Resources, LP      Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
22.    Monument Hill Nursing         SNF      Fayette           TX      Monument            SHG Secured        Texas Secured
       Center                                                           Rehabilitation and  Resources, LP      Resources, LLC
                                                                        Nursing Center, LP
-----------------------------------------------------------------------------------------------------------------------------
23.    Oak Crest Nursing Center      SNF      Aransas           TX      Oak Crest Nursing   SHG Secured        Texas Secured
                                                                        Center, LP          Resources, LP      Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
24.    Oakland Manor Nursing         SNF      Lee               TX      Oakland Manor       SHG Secured        Texas Secured
       Center                                                           Nursing Center, LP  Resources, LP      Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
25.    Southwood Care Center         SNF      Travis            TX      Southwood Care      SHG Secured        Texas Secured
                                                                        Center, LP          Resources, LP      Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
26.    Cityview Care Center          SNF      Tarrant           TX      Texas Cityview      SHG Secured        Texas Secured
                                                                        Care Center, LP     Resources, LP      Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
27.    Heritage Oaks Nursing         SNF      Lubbock           TX      Texas Heritage      SHG Secured        Texas Secured
       and Rehabilitation Center                                        Oaks Nursing and    Resources, LP      Resources, LLC
                                                                        Rehabilitation
                                                                        Center, LP
-----------------------------------------------------------------------------------------------------------------------------
28.    Clairmont Nursing Home        SNF      Smith             TX      The Clairmont       SHG Secured        Texas Secured
       (Tyler)                                                          Tyler, LP           Resources, LP      Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
29.    Town & Country Manor          SNF      Kendall           TX      Town and Country    SHG Secured        Texas Secured
                                                                        Manor, LP           Resources, LP      Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
30.    West Side Campus of Care      SNF      Tarrant           TX      West Side Campus    SHG Secured        Texas Secured
                                                                        of Care, LP         Resources, LP      Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------